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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   April 24, 2003


                                 UROLOGIX, INC.
             (Exact name of Registrant as specified in its charter)

          Minnesota                    0-28414               41-1697237
          ---------                    -------               ----------
(State or other jurisdiction         (Commission          (I.R.S. Employer
     of incorporation)               File Number)        Identification No.)



14405 21st Avenue North
Minneapolis, MN                                                55447
----------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (763) 475-1400


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Items 1, 2, 3, 4, 5, 6, 8, 10, and 11 are not applicable and therefore omitted.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued April 23, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Urologix, Inc.'s announcement regarding earnings results for the fiscal third quarter ended March 31, 2003, as presented in a press release of April 23, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           UROLOGIX, INC.

                                           By  /s/  Christopher R. Geyen
                                               --------------------------------
                                               Christopher R. Geyen
                                               Vice President and Chief
                                               Financial Officer

Dated: April 24, 2003